UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 2007
                                                --------------------------------

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10
                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
            (Exact name of the depositor as specified in its charter)

           JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc.,
                          Nomura Credit & Capital Inc.,
         Eurohypo AG, New York Branch and PNC Bank, National Association
             (Exact name of sponsors as specified in their charters)

        Delaware                      333-140804-01                  13-3789046
----------------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number    (IRS Employer Identification
of incorporation of depositor)       of issuing entity)           No. of depositor)

            270 Park Avenue
            New York, New York                                    10017
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code  (212) 834-9299
                                                 -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On March 29, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as co-trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10 (the "Certificates"). The Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates, having an aggregate initial principal amount of $4,783,549,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital Markets Corp. and PNC Capital Markets LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 26, 2007, by and among the Company and the Underwriters.

      On March 29, 2007, the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R, Class MR and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc. and UBS Securities LLC, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated as of March 26, 2007, by and between the Depositor and J.P. Morgan Securities Inc., as representative of itself and UBS Securities LLC. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association, UBS Real Estate Securities Inc., Nomura Credit & Capital, Inc., Eurohypo AG, New York Branch, PNC Bank, National Association and AIG Mortgage Capital, LLC.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of March 26, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital Markets Corp.and PNC Capital Markets LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as co-trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2007 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between UBS Real Estate Securities Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between PNC Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, among AIG Mortgage Capital, LLC, SOME II, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.7 ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.8 Schedule to the ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.9 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.10 ISDA Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.11 Schedule to the ISDA Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.12 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 13, 2007                  J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By:   /s/ Dennis Schuh
                                          ------------------------------------
                                          Name:  Dennis Schuh
                                          Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

1                 Underwriting Agreement, dated as of March 26,        (E)
                  2007, by and among J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities
                  LLC, Citigroup Global Markets Inc.,
                  Commerzbank Capital Markets Corp.and PNC
                  Capital Markets LLC, as underwriters.

4                 Pooling and Servicing Agreement, dated as of         (E)
                  March 1, 2007, by and among J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc. and
                  Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National
                  Association, as co-trustee.

10.1              Mortgage Loan Purchase Agreement, dated as of        (E)
                  March 1, 2007 between JPMorgan Chase Bank,
                  National Association and J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

10.2              Mortgage Loan Purchase Agreement, dated as of        (E)
                  March 1, 2007, between UBS Real Estate
                  Securities Inc. and J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

10.3              Mortgage Loan Purchase Agreement, dated as of        (E)
                  March 1, 2007, between Nomura Credit &
                  Capital, Inc. and J.P. Morgan Chase Commercial
                  Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura
                  Credit & Capital, Inc.

10.4              Mortgage Loan Purchase Agreement, dated as of        (E)
                  March 1, 2007, between Eurohypo AG, New York
                  Branch and J.P. Morgan Chase Commercial
                  Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

10.5              Mortgage Loan Purchase Agreement, dated as of        (E)
                  March 1, 2007, between PNC Bank, National
                  Association and J.P. Morgan Chase Commercial
                  Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC
                  Bank, National Association.

10.6              Mortgage Loan Purchase Agreement, dated as of        (E)
                  March 1, 2007, among AIG Mortgage Capital,
                  LLC, SOME II, LLC and J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

10.7              ISDA Master Agreement relating to the Class          (E)
                  A-2SFL Certificates, dated as of March 29,
                  2007, between JPMorgan Chase Bank, National
                  Association and J.P. Morgan Chase Commercial
                  Mortgage Securities Trust 2007-LDP10.

10.8              Schedule to the ISDA Master Agreement relating       (E)
                  to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank,
                  National Association and J.P. Morgan Chase
                  Commercial Mortgage Securities Trust
                  2007-LDP10.

10.9              Confirmation for U.S. Dollar Interest Rate           (E)
                  Swap Transaction under 1992 Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan
                  Chase Bank, National Association and J.P.
                  Morgan Chase Commercial Mortgage Securities
                  Trust 2007-LDP10.

10.10             ISDA Master Agreement relating to the Class          (E)
                  A-JFL Certificates, dated as of March 29,
                  2007, between JPMorgan Chase Bank, National
                  Association and J.P. Morgan Chase Commercial
                  Mortgage Securities Trust 2007-LDP10.

10.11             Schedule to the ISDA Master Agreement relating       (E)
                  to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank,
                  National Association and J.P. Morgan Chase
                  Commercial Mortgage Securities Trust
                  2007-LDP10.

10.12             Confirmation for U.S. Dollar Interest Rate           (E)
                  Swap Transaction under 1992 Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan
                  Chase Bank, National Association and J.P.
                  Morgan Chase Commercial Mortgage Securities
                  Trust 2007-LDP10.